Filed pursuant to Rule 497(a)(1)

File No. 333-196436

Rule 482AD

WhiteHorse Finance, Inc. Announces Record Date for Expected Non-Transferable Rights Offering

NEW YORK, NY—October 20, 2015—WhiteHorse Finance, Inc. (NASDAQ: WHF) (the “Company”) today announced that its board of directors has set a record date of 5:00 p.m., New York City time, on October 23, 2015 (the “Record Date”) for an anticipated public offering of non-transferable subscription rights to purchase shares of the Company’s common stock (the “Proposed Offering”).

In connection with the Proposed Offering, the Company expects to issue non-transferable rights to its stockholders of record on the Record Date (the “Record Stockholders”), entitling the Record Stockholders to subscribe for up to an aggregate of 3,321,033 shares of the Company’s common stock at a price equal to $13.55 per share, the closing price of the Company’s stock as of October 16, 2015.

The rights are expected to be non-transferable and not be listed for trading on the NASDAQ Global Select Market or any other stock exchange. As such, the rights may not be purchased or sold and there is not expected to be any market for trading the rights. The shares of common stock issued pursuant to an exercise of rights are expected to be listed on the NASDAQ Global Select Market under the symbol “WHF.”

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”).  H.I.G. Capital is a leading global alternative asset manager with $19 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

SOURCE WhiteHorse Finance, Inc.

Jay Carvell, WhiteHorse Finance, Inc., 214-855-2999, jcarvell@higwhitehorse.com; Gerhard Lombard, WhiteHorse Finance, Inc., 212-506-0500, glombard@whitehorsefinance.com; Brian Schaffer, Prosek Partners, 212-279-3115, bschaffer@prosek.com